                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2002


                           TeleSpectrum Worldwide Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                       0-21107                23-2845501
        --------                       -------                ----------
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


 443 South Gulph Road, King of Prussia, Pennsylvania          19406
 ---------------------------------------------------          -----
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (610) 878-7400
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On August 5, 2002, TeleSpectrum Worldwide Inc. (the "Company") agreed to end its engagement of Arthur Andersen LLP ("Andersen") as the Company's independent auditors, and the Board of Directors of the Company, upon the recommendation of the Audit Committee, appointed Grant Thornton LLP to serve as the Company's independent auditors, effective immediately.

         Andersen's reports on the Company for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, each report did contain a "going concern" qualification.

         During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through August 5, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Andersen with a copy of the foregoing disclosures and has requested that Andersen provide the Company with a copy of the letter required by Item 304(a)(3) of Regulation S-K confirming whether it agrees or disagrees with such disclosures. After reasonable efforts to obtain such letter, the Company has been advised that Andersen no longer has the ability to provide such a letter, and therefore the Company relies on the provisions of Item 304T(b)(2) to excuse its inability to comply with the requirements of Item 304(a)(3).

         During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through August 5, 2002, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 8, 2002               TELESPECTRUM WORLDWIDE INC.



                                        By: /s/ Kurt Dinkelacker
                                        ----------------------------------------
                                        Kurt Dinkelacker, Chief Financial
                                         Officer

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